                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                   -------------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 7, 2004

                           MARKLAND TECHNOLOGIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           FLORIDA                   000-28863                 84-1331134
           -------                   ---------                 ----------
(STATE OR OTHER JURISDICTION        (COMMISSION               (IRS EMPLOYER
      OF INCORPORATION)             FILE NUMBER)          IDENTIFICATION NUMBER)


                   #207 54 DANBURY ROAD, RIDGEFIELD, CT 06877
                   ------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (203) 894-9700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
                                       ---
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

         This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected publicity and marketing activities, financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Markland Technologies, Inc. ("Markland", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Markland expectations include the uncertainty regarding the fact that we do not control the performance of third parties, such as Trilogy Capital Partners, Inc., with whom we have contracts, Markland's possible ability to repay existing indebtedness, possible inability of Markland to continue in business and other risks detailed from time to time in Markland's SEC reports. No assurance can be given that investors of Markland will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES


                  On December 7, 2004, we entered in to an Agreement with Trilogy Capital Partners, Inc. ("Trilogy"). Pursuant to that agreement, for a period of twelve months, Trilogy will provide publicity and marketing services for us. In addition, Trilogy will perform the functions of an in-house Investor Relations Officer for us. In return we are required to pay Trilogy a fee of $10,000.00 per month for twelve months. In addition, pursuant to this agreement, we issued to Trilogy warrants to purchase four-million (4,000,000) shares of our common stock, par value $0.0001 per share, with an exercise price of $0.60 per share. The offer and sale of these securities was made in reliance on Section 4(2) of the Securities Act of 1933, as amended. This offer and sale of these securities did not involve a public offering.

         Under the terms of the warrants, Trilogy may purchase, at any time after the vesting of the warrants and from time-to-time thereafter, up to four-million (4,000,000) shares of our common stock, par value $0.0001 per share. The warrants become vested and exercisable according to the following schedule: (i) one-million (1,000,000) warrants vested and became exercisable on December 7, 2004; (ii) one-million (1,000,000) shares shall vest and become exercisable on January 6, 2005; (iii) one-million (1,000,000) shares shall vest and become exercisable on January 21, 2005; and (iv) one-million (1,000,000) shall vest and become exercisable on February 5, 2005. Any unexercised warrants shall expire on November 30, 2007.

         Adjustments to the exercise price of the warrant must be made in the event that we pay a dividend in common stock or securities convertible to common stock, or if we subdivide, split or combine our shares of outstanding common stock. In the event that any of the foregoing occur, then the number of shares issuable pursuant to the warrant shall be adjusted so that Trilogy may thereafter receive the number of shares of common stock it would have owned immediately following such action if it had exercised the warrants immediately prior to the transaction. The Exercise Price on the warrant shall be adjusted to reflect the proportionate increase or decrease in the number of shares.

         We have agreed to prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement covering all shares of our common stock issuable pursuant to the exercise of these warrants. We have agreed that we will file such registration statement with the SEC within thirty (30) days of the issuance of the warrants and that we will use commercially reasonable efforts to cause the registration statement to become effective within sixty (60) days of the date of filing.

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         In connection with this transaction, we also issued
four-hundred-thousand (400,000) warrants on substantially the same terms, to an unaffiliated consultant who assisted us in contacting Trilogy.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

------------- --------------------------------- ------------ ---------------------------------------------------------
                                                Filed with
Exhibit No.             Description              this 8-k?                  Incorporated by reference
                                                             ---------------------------------------------------------
                                                                   Form            Filing Date         Exhibit No.
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.1          Engagment Letter with Trilogy          X
              Capital Partners, Inc.
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.2          Form of Warrants issued to             X
              Trilogy Capital Partners, Inc.,
              and the unaffiliated consultant
------------- --------------------------------- ------------ ------------------ ------------------- ------------------






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MARKLAND TECHNOLOGIES, INC.



                                             By:  /S/ ROBERT TARINI
                                                  -----------------------------
                                                  Robert Tarini
                                                  Chief Executive Officer




Date:    December 9, 2004


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



EXHIBIT INDEX

------------- --------------------------------- ------------ ---------------------------------------------------------
                                                Filed with
Exhibit No.             Description              this 8-k?                  Incorporated by reference
                                                             ---------------------------------------------------------
                                                                   Form            Filing Date         Exhibit No.
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.1          Engagment Letter with Trilogy          X
              Capital Partners, Inc.
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.2          Form of Warrants issued to             X
              Trilogy Capital Partners, Inc.,
              and the unaffiliated consultant
------------- --------------------------------- ------------ ------------------ ------------------- ------------------



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